Exhibit 99.2

ELECTION FORM AND LETTER OF TRANSMITTAL
TO ACCOMPANY CERTIFICATES FOR COMMON SHARES OF
UNION COMMUNITY BANCORP

PLEASE READ AND FOLLOW THE ACCOMPANYING INSTRUCTIONS CAREFULLY

PURSUANT TO THE AGREEMENT AND PLAN OF MERGER DATED AS OF AUGUST 23, 2005
BY AND AMONG
MAINSOURCE FINANCIAL GROUP, INC.,
UNION COMMUNITY BANCORP
AND
UNION FEDERAL SAVINGS AND LOAN ASSOCIATION

TO:     Registrar and Transfer Company, the Exchange Agent:

By Mail:	By Hand, Overnight Delivery Service or Courier:	By Facsimile (for Guarantee of Delivery only):
( ) -

For confirmation telephone: ( ) -
For assistance with completing this Letter of Transmittal, please call (800) -

Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery.

Questions and requests for information relating to this Letter of Transmittal should be directed to Registrar and Transfer Company (the “Exchange Agent”) at the address and phone number set forth above.

ELECTION DEADLINE: February   , 2006

FAILURE TO COMPLETE SUBSTITUTE FORM W-9 MAY SUBJECT YOU TO BACK-UP WITHHOLDING.

DESCRIPTION OF CERTIFICATES FOR UNION COMMUNITY BANCORP COMMON SHARES SURRENDERED
Certificate(s) Being Surrendered
Name(s) of Record Holder(s)	(Attach additional list if necessary—See Instruction 2)
As Shown on the Certificate(s) and Address(es)	Certificate	Number of Shares	Number of Shares
of such Record Holder(s)	Number(s)	Represented by Certificates	Surrendered

Total Shares
YOU MUST ENCLOSE ALL OF YOUR CERTIFICATES FOR YOUR UNION COMMUNITY COMMON SHARES WITH THIS LETTER OF TRANSMITTAL UNLESS THE GUARANTEE OF DELIVERY IS COMPLETED.

☐  Check here if certificate has been lost or destroyed (See Instruction 12)

Completing and returning this Election Form and Letter of Transmittal does not have the effect of casting a vote with respect to approval of the Merger Agreement and the related transactions at the special meeting of Union Community Bancorp shareholders. In order to cast a vote, you must separately complete, sign and return the proxy card or cards you received.

Pursuant to the Agreement and Plan of Reorganization, dated as of August 23, 2005 (the “Merger Agreement”), by and among MainSource Financial Group, Inc. (“MainSource”), Union Community Bancorp (“Union Community”) and Union Federal Savings and Loan Association, the undersigned hereby surrenders to the Exchange Agent the certificate(s) representing all of the common shares, without par value, of Union Community (the “Union Community shares”) owned of record by the undersigned and hereby elects (the “Election”), in the manner indicated below, to have the Union Community shares evidenced by such certificate(s) converted into the right to receive one (and only one) of the following:

•       shares (the “Stock Consideration”) of MainSource common stock, no par value (“MainSource common shares”), subject to proration as described in the accompanying proxy statement/prospectus dated                         , 2006 (the “Proxy Statement”) and set forth in the Merger Agreement (the “Stock Election”);

•       cash (the “Cash Consideration”), subject to proration as described in the Proxy Statement and set forth in the Merger Agreement (the “Cash Election”); or

•       the Stock Consideration with respect to a portion of the undersigned’s Union Community shares and the Cash Consideration with respect to a portion (i.e., the balance) of the undersigned’s Union Community shares, subject to proration as described in the Proxy Statement and set forth in the Merger Agreement (the “Mixed Election”).

If the undersigned does not mark one of the election boxes below, or marks the box “No Preference” indicating no preference as to the receipt of the Cash Consideration or the Stock Consideration, the undersigned will be deemed to have made No Election and will have his or her shares converted into cash and/or MainSource common stock as provided in the Merger Agreement.

The undersigned understands that the Election is subject to certain terms, conditions and limitations set forth in the Merger Agreement and described in the accompanying Proxy Statement. A copy of the Merger Agreement is attached to the Proxy Statement as Annex A. These terms, conditions and limitations include, but are not limited to, the fact that pursuant to the allocation procedure described in the Proxy Statement and set forth in the Merger Agreement, holders may be subject to a proration process in which the holder may not receive the Cash Consideration and Stock Consideration for the holder’s Union Community shares to the full extent that such holder elects. All Elections are subject to the allocation procedures set forth in Section 3.04 of the Merger Agreement. The allocation procedures are described under the caption “The Merger Agreement—Election and Allocation Procedures” in the Proxy Statement. Holders of Union Community shares are urged to read the Merger Agreement and Proxy Statement in their entirety before completing this Election Form and Letter of Transmittal.

The undersigned understands that the definitive terms pursuant to which the mergers will be effected in accordance with the Merger Agreement, including the amount and form of consideration to be received by holders of Union Community shares, the effect of this Election Form and Letter of Transmittal, and certain conditions to the consummation of the mergers, are summarized in the Proxy Statement and all of those definitive terms and conditions are set forth in full in the Merger Agreement. The undersigned also understands that different tax consequences may be associated with each of the election options, and the undersigned is aware that those consequences are summarized in general terms in the Proxy Statement section entitled “Material Federal Income Tax Consequences.”

The undersigned hereby makes the following election for all of the undersigned’s Union Community shares owned of record and surrendered with this Election Form and Letter of Transmittal:

ELECTION
Check one of the boxes below:
☐	Stock Election
☐	Cash Election
☐	Mixed Election. Convert:
Union Community shares into Cash Consideration
Union Community shares into Stock Consideration
☐	No Preference

The Exchange Agent reserves the right to deem that the undersigned has made No Election if:

•        None of the above Elections is made or more than one of the above Elections is made; or

•        The undersigned fails to follow the instructions on this Election Form and Letter of Transmittal (including failure to submit share certificate(s) or a Guarantee of Delivery) or otherwise fails to properly make an election; or

•        A completed Election Form and Letter of Transmittal (including submission of the holder’s share certificate(s) or a Guarantee of Delivery) is not received by the Exchange Agent by 5:00 p.m., Eastern Time, on                , 2006, unless this deadline is extended in accordance with the terms of the Merger Agreement (the “Election Deadline”); or

•        The undersigned returns this Election Form and Letter of Transmittal with a Guarantee of Delivery but does not deliver the share certificate(s) representing the shares in respect of which the Election is being made within three trading days after the Election Deadline.

In order to receive the Merger Consideration, this Election Form and Letter of Transmittal must be (1) completed and signed in the space in the box labeled “Shareholder(s) Sign Here” and on the Substitute Form W-9 and (2) mailed or delivered with the holder’s share certificate(s) or a Guarantee of Delivery to the Exchange Agent at the appropriate address set forth above (or the facsimile number, if applicable). In order to properly make an Election, the Election Form and Letter of Transmittal and other required documents must be received by the Exchange Agent by the Election Deadline. MainSource will notify the Exchange Agent of any extension of the Election Deadline by oral notice (promptly confirmed in writing) or written notice. MainSource will make a press release or other public announcement of that extension prior to 9:00 a.m., Eastern Time, on the next business day following the previously scheduled Election Deadline.

If the undersigned is acting in a representative or fiduciary capacity for a particular beneficial owner, the undersigned hereby certifies that this Election Form and Letter of Transmittal covers all of the Union Community shares owned of record by the undersigned in a representative or fiduciary capacity for that particular beneficial owner.

The undersigned hereby acknowledges receipt of the Proxy Statement and agrees that all Elections, instructions and orders in this Election Form and Letter of Transmittal are subject to the terms and conditions of the Merger Agreement, the Proxy Statement and the instructions applicable to this Election Form and Letter of Transmittal. The undersigned hereby represents and warrants that the undersigned is, as of the date hereof, and will be, as of the effective time of the mergers, the record holder of the Union Community shares represented by the share certificate(s) surrendered with this Election Form and Letter of Transmittal, with good title to those shares and full power and authority (1) to sell, assign and transfer those shares free and clear of all liens, restrictions, charges and encumbrances, which shares are not subject to any adverse claims and (2) to make the Election indicated herein. The undersigned will, upon request, execute any additional documents necessary or desirable to complete the surrender and exchange of those Union Community shares.

The undersigned hereby irrevocably appoints the Exchange Agent, as agent of the undersigned, to effect the exchange pursuant to the Merger Agreement and the instructions hereto. The undersigned hereby authorizes and instructs the Exchange Agent to deliver the certificate(s) covered hereby, and to receive on the undersigned’s behalf, in exchange for the Union Community shares represented by such certificate(s), any check and/or any certificate(s) for MainSource common stock issuable to the undersigned. Further, the undersigned authorizes the Exchange Agent to follow any Election and to rely upon all representations, certifications and instructions contained in this Election Form and Letter of Transmittal. All authority conferred or agreed to be conferred in this Election Form and Letter of Transmittal is binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and is not affected by, and survives, the death or incapacity of the undersigned.

Record holders of Union Community shares who are nominees only may submit a separate Election Form and Letter of Transmittal for each beneficial holder for whom that record holder is a nominee. However, at the request of MainSource, that record holder must certify to the satisfaction of MainSource and Union Community that the record holder holds those shares as nominee for the beneficial owner(s) thereof. Each beneficial owner for whom a separate Election Form and Letter of Transmittal is submitted will be treated as a separate holder of Union Community shares.

As a result of completing and signing this Election Form and Letter of Transmittal in accordance with the instructions, you will NOT need to sign the back of your stock certificates. If the check and/or certificate representing MainSource common stock is to be issued in exactly the name of the record holder as inscribed on the surrendered Union Community share certificate(s), NO guarantee of the signature on this Election Form and Letter of Transmittal is required.

(This Box for use by Eligible Institutions only)

GUARANTEE OF DELIVERY
☐ Check here if certificates for Union Community shares are being delivered pursuant to a Notice of Guaranteed Delivery sent to the Exchange Agent and complete the following (See Instruction 15):

The undersigned Eligible Institution guarantees to deliver to the Exchange Agent the certificate(s) for Union Community shares to which this Election Form and Letter of Transmittal relates, duly endorsed in blank or otherwise in form acceptable for transfer on the books of Union Community, no later than 5:00 p.m., Eastern Standard Time, on the third trading day after the Election Deadline.

Name of Registered Owner(s):
Date of Execution of Notice of Guaranteed Delivery:
Name of Eligible Institution Which Guaranteed Delivery:
Telephone No.:

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 6 & 8)

To be completed ONLY if the check for the Cash Consideration and/or certificates for MainSource common shares is to be mailed to another person or to an address other than as set forth in the box captioned “DESCRIPTION OF CERTIFICATES FOR UNION COMMUNITY BANCORP COMMON SHARES SURRENDERED.”

Mail ☐ check or ☐ certificate(s) to:*
Name:
(Please Print)
Address:

(Include Zip Code)
*Please attach additional sheets if necessary.
If Special Delivery Instructions are being given, please remember to have your signature guaranteed.

SPECIAL PAYMENT INSTRUCTIONS
(See Instruction 8)

To be completed ONLY if the check for the Cash Consideration and/or certificate for MainSource common shares is to be issued in the name of someone other than the record holder(s) of the Union Community shares or the name of the record holder(s) needs to be corrected or changed.

Issue ☐ check or ☐ certificate(s) to:
Name:
(Please Print)
Address:

(Include Zip Code)

(Tax Identification or Social Security No.)
(See Substitute Form W-9 Below)
If Special Payment Instructions are being given, please remember to have your signature guaranteed.

SHAREHOLDER(S) SIGN HERE
(Also complete Substitute Form W-9 below)
Æ	IMPORTANT: Please date and sign exactly as your name(s) appears on the enclosed certificate(s). If shares are held jointly, each owner must sign.

Check(s) and certificate(s) for MainSource common shares will be issued only in the name of the person(s) submitting this Letter of Transmittal and will be mailed to the address set forth beneath the person’s signature unless the Special Delivery Instructions or Special Payment Instructions at left are completed.

(Signature(s) of Owner(s)—See Instruction 5)

When signing as attorney, administrator, trustee, guardian, corporate office, attorney-in-fact, officer of a corporation or in any other fiduciary or representative capacity, please provide the following information. See Instruction 7.

Name:
(Please Print)
Capacity:
(Please Print)
Address:

(Include Zip Code)
Area Code and
Telephone Number: ( )
SIGNATURE GUARANTEE
(If required by Instruction 6)
Apply Signature Guarantee Medallion Below

SUBSTITUTE FORM W-9
PAYOR: Registrar and Transfer Company
Name (If joint names, list firm and circle the name of the person or entity whose number you enter in Part 1 below)

Address
City, State and Zip Code

SUBSTITUTE	Part 1—PLEASE PROVIDE YOUR TAXPAYER IDENTIFICATION NUMBER IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW		Social Security Number or Employer Identification Number ____________________________
Form W-9 Department of the Treasury Internal Revenue Service Payer’s Request For Taxpayer Identification Number (TIN)

Part 2—(1) The above number is your taxpayer identification number, (2) you are exempt from backup withholding or you have not been notified that you are subject to backup withholding as a result of failure to report all interest or dividends or the Internal Revenue Services has notified you that you are no longer subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien).

Certification instructions:   You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

	CERTIFICATION: UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT THE INFORMATION PROVIDED ON THIS FORM IS TRUE, CORRECT AND COMPLETE		Part 3— Awaiting TIN ☐
	SIGNATURE:	DATE:

NOTE:            Failure to complete and return this form may result in backup U.S. federal income tax withholding of 28% of any payments made to you. See Instruction 9 and the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional details.

CERTIFICATE OF AWAITING TAX IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 28% of all reportable payments made to me thereafter will be withheld until I provide a number.

Signature	Date

INSTRUCTIONS

1.      General.   This Election Form and Letter of Transmittal is to be completed and submitted to the Exchange Agent by the Election Deadline by those holders of Union Community shares who desire to make an Election. It may also be used as a letter of transmittal for holders of Union Community shares who do not complete the Election Form and Letter of Transmittal by the Election Deadline. Holders of Union Community shares who do not complete and submit this Election Form and Letter of Transmittal by the Election Deadline cannot make an election. They will be deemed to have made No Election.

Until a record holder’s share certificate(s) are received by the Exchange Agent at the appropriate address (or at the facsimile number solely with respect to a Guarantee of Delivery) set forth on the front of this Election Form and Letter of Transmittal, together with any other documents the Exchange Agent may require, and until the same are processed for exchange by the Exchange Agent, the holder will not receive any certificate representing the Stock Consideration and/or check representing the Cash Consideration or the check representing cash in lieu of fractional shares (if any) in exchange for the holder’s share certificate(s). No interest will accrue on the Cash Consideration or any cash in lieu of fractional shares. Holders of Union Community shares receiving Stock Consideration will be entitled to any dividends or other distributions with respect to MainSource common stock which have a record date and are paid after the effective time of the merger at such time as they become entitled to receive the MainSource stock certificates.

Completing and returning this Election Form and Letter of Transmittal does not have the effect of casting a vote with respect to adoption of the Merger Agreement and approval of the merger at the special meeting of shareholders of Union Community. In order to cast a vote, you must separately complete, sign and return the proxy card or cards you received.

2.      Listing of Certificates.   List the certificate number and number of shares for each certificate of Union Community shares surrendered in the space provided. The total number of shares surrendered should equal the total number of Union Community shares held of record at the effective time of the merger. The Exchange Agent may delay the exchange until any differences in the number of Union Community shares surrendered and the number of Union Community shares held of record is resolved.

If your shares are registered differently on several stock certificates, it will be necessary for you to complete, sign and submit a separate Election Form and Letter of Transmittal for each different share registration.

If the space provided for listing certificates is inadequate, the additional certificate numbers, number of shares, number of shares surrendered and registered owners should be listed on a separate, signed schedule attached to this Election Form and Letter of Transmittal.

3.      Time in Which to Make an Election.   For an election to be validly made, the Exchange Agent must receive, at the applicable address set forth on the front of this Election Form and Letter of Transmittal, by the Election Deadline, this Election Form and Letter of Transmittal, properly completed and executed and accompanied by all of the certificates listed in the box entitled “DESCRIPTION OF CERTIFICATES FOR UNION COMMUNITY BANCORP COMMON SHARES SURRENDERED” representing Union Community shares owned by that holder or by a Guarantee of Delivery. Any shareholder whose Election Form and Letter of Transmittal and certificates (or Guarantee of Delivery) are not so received will be deemed to have made No Election. In the event Union Community shares covered by a Guarantee of Delivery are not received prior to the third trading day after the Election Deadline, unless that deadline has been extended in accordance with the Merger Agreement, the holder of the shares will be deemed to have made No Election.

4.      Change or Revocation of Election.   Any holder of Union Community shares who has made an Election by submitting an Election Form and Letter of Transmittal to the Exchange Agent may at any time by the Election Deadline change that holder’s Election by submitting to the Exchange Agent a revised Election Form and Letter of Transmittal, properly completed and signed, that is received by the Exchange Agent by the Election Deadline. Any holder of Union Community shares may at any time prior to the Election Deadline revoke the Election and withdraw the certificate(s) for the holder’s Union Community shares deposited with the Exchange Agent by written notice to the Exchange

Agent received by the Election Deadline. After the Election Deadline, a holder of Union Community shares may not change the Election and may not withdraw his or her certificate(s) unless the Merger Agreement is terminated.

5.      Nominees.   Record holders of Union Community shares who are nominees only may submit a separate Election Form and Letter of Transmittal for each beneficial owner for whom the record holder is a nominee. However, at the request of MainSource, the record holder must certify to MainSource’s and Union Community’s satisfaction that the record holder holds those Union Community shares as nominee for the beneficial owner(s) thereof. Each beneficial owner for which a separate Election Form and Letter of Transmittal is submitted will be treated as a separate holder of Union Community shares.

6.      Guarantee of Signatures.   No signature guarantee on the Election Form and Letter of Transmittal is required if this Election Form and Letter of Transmittal is signed by the registered holder(s) of the shares listed on this Election Form and Letter of Transmittal, unless the holder has completed either the box entitled “SPECIAL PAYMENT INSTRUCTIONS” or the box entitled “SPECIAL DELIVERY INSTRUCTIONS” above. If either of those boxes has been completed, or if this Election Form and Letter of Transmittal is NOT signed by the registered holder(s) of the shares listed on this Election Form and Letter of Transmittal, all signatures on this Election Form and Letter of Transmittal must be guaranteed as described below.

If signatures are required to be guaranteed, they must be guaranteed by one of the following (an “Eligible Institution”):

•   a brokerage firm that is a member of a registered national securities exchange;

•   a brokerage firm that is a member of the National Association of Securities Dealers, Inc.; or

•   a commercial bank, a trust company, a savings bank, a savings and loan association or a credit union which has membership in an approved Signature Guarantee Medallion Program

7.      Signature Requirements.   If this Election Form and Letter of Transmittal is signed by the registered holder(s) of the shares submitted, the signature(s) must correspond exactly with the name(s) as written on the face of the certificates without alteration, enlargement or any other change. If the shares are owned of record by two or more joint owners, all such owners must sign this Election Form and Letter of Transmittal. As described in Instruction 2, if any surrendered shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

If this Election Form and Letter of Transmittal or any certificates or stock powers are signed by one or more trustees, executors, administrators, guardians, attorneys-in-fact, officers of a corporation or other persons acting in a fiduciary or representative capacity, such person(s) should so indicate when signing, and proper evidence satisfactory to the Exchange Agent of such person’s or persons’ authority so to act must be submitted.

If this Election Form and Letter of Transmittal is signed by a person other than the registered holder(s) of the shares listed, the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered owner or owners appear on the certificate(s). Signatures on such certificates or stock powers must be guaranteed as described in Instruction 6.

In the event the name of the record holder(s) needs to be corrected or has changed (by marriage or otherwise), see Instruction 8.

8.      Special Payment and Delivery Instructions.   Unless instructions to the contrary are given in the box entitled “SPECIAL PAYMENT INSTRUCTIONS” or the box entitled “SPECIAL DELIVERY INSTRUCTIONS,” the certificate representing MainSource common stock and/or the check to be distributed upon the surrender of Union Community shares pursuant to this Election Form and Letter of Transmittal will be issued in the name and mailed to the address of the record holder(s) set forth in the box entitled “DESCRIPTION OF CERTIFICATES FOR UNION COMMUNITY BANCORP COMMON SHARES SURRENDERED.”

If the certificate and/or check are to be issued in the name of a person or persons other than the record holder(s) or if the name of the record holder(s) needs to be corrected or changed (due to marriage or any other reason), the box entitled “SPECIAL PAYMENT INSTRUCTIONS” must be completed. If the certificate and/or check are to be sent to a person or persons other than the record holder(s) or to the record holder(s) at an address other than that shown in the box entitled “DESCRIPTION OF CERTIFICATES FOR UNION COMMUNITY BANCORP COMMON SHARES SURRENDERED,” the box entitled “SPECIAL DELIVERY INSTRUCTIONS” must be completed.

If the box entitled “SPECIAL PAYMENT INSTRUCTIONS” is completed or the box entitled “SPECIAL DELIVERY INSTRUCTIONS” is completed other than for the sole purpose of changing the address of the record holder(s), the signature(s) of the person(s) signing this Election Form and Letter of Transmittal must be guaranteed. See Instruction 6.

9.      Important Tax Information—Substitute Form W-9.   Under the federal income tax law, a shareholder whose surrendered certificates are accepted for exchange is required to provide the Exchange Agent with his or her correct Taxpayer Identification Number (“TIN”) on Substitute Form W-9. If the shareholder is an individual, the TIN is his or her Social Security Number. If the Exchange Agent is not provided with the correct TIN, the shareholder may be subject to certain penalties imposed by the Internal Revenue Service. In addition, payments that are made to such a shareholder may be subject to backup withholding.

Certain shareholders, including, among others, all corporations and certain foreign individuals and entities, are not subject to these backup withholding and reporting requirements. In order for a noncorporate foreign shareholder to qualify as an exempt recipient, that shareholder must complete and sign a Form W-8, Certificate of Foreign Status, attesting to that shareholder’s exempt status. The Form W-8 can be obtained from the Exchange Agent. Exempt shareholders, other than noncorporate foreign shareholders, should furnish their taxpayer identification number, write “Exempt” on the face of the Substitute Form W-9 below and sign, date and return the Substitute Form W-9 to the Exchange Agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional Instructions.

If backup withholding applies, the Exchange Agent is required to withhold 28% of any such payments made to the shareholder. Backup withholding is not an additional tax. Rather the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

To Prevent Backup Withholding on payments that are made to a shareholder, the shareholder is required to notify the Exchange Agent of his or her correct TIN by completing the form appearing on this Election Form and Letter of Transmittal certifying that the TIN provided on Substitute Form W-9 is correct (or that such shareholder is awaiting a TIN) and that (1) the shareholder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (2) the Internal Revenue Service has notified the shareholder that he or she is no longer subject to backup withholding. SUBSTITUTE FORM W-9 CERTIFICATION GUIDELINES ARE INCLUDED WITH THESE INSTRUCTIONS.

The shareholder is required to give the Exchange Agent the Social Security Number or Employer Identification Number of the record owner of the shares surrendered. If the shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

10.    Method of Delivery.   The method of delivery of all documents is at the option and risk of the holder of Union Community shares. If delivery is by mail, the use of registered mail, with return receipt requested, properly insured, is strongly recommended. A large WHITE return envelope is enclosed. Do not return this Election Form and Letter of Transmittal using the smaller BLUE envelope provided for return of your proxy card. It is suggested that this Election Form and Letter of Transmittal be hand delivered or mailed to the Exchange Agent as soon as possible. Delivery of the documents will be deemed effective, and risk of loss and title with respect thereto will pass, only when materials are actually received by the Exchange Agent.

11.    Payment Will Be Made by a Single Check or Certificate.   Normally, a single check and/or a single certificate representing MainSource common stock will be issued. However, if for tax purposes or otherwise a holder wishes to have multiple certificates issued in particular denominations, explicit written instructions to the Exchange Agent should be provided.

12.    Lost, Stolen or Destroyed Certificates.   The Exchange Agent will accept Union Community shares properly submitted in compliance with this Election Form and Letter of Transmittal without physical delivery of the certificate(s) in the case of lost, stolen or destroyed certificates, subject to satisfactory completion of an appropriate affidavit, and such other procedures as may be deemed necessary by the Exchange Agent, including the posting of bond or other security. Holders with lost, stolen or destroyed certificates should notify the Exchange Agent in writing and await instructions as to how to proceed.

13.    Non-Consummation of Merger.   Consummation of the merger is subject to the required approval of the shareholders of Union Community and to the satisfaction of certain other conditions. No payments related to any surrender of certificates will be made prior to the consummation of the merger, and no payments will be made to shareholders if the Merger Agreement is terminated. If the Merger Agreement is terminated, all Elections will be void and of no effect and certificates submitted to the Exchange Agent will be returned as soon as practicable to the persons submitting them.

14.    Voting Rights and Dividends.   Holders of Union Community shares will continue to have the right to vote and to receive all dividends paid on Union Community shares deposited by them with the Exchange Agent until the merger becomes effective.

15.    Guarantee of Delivery.   Holders of Union Community shares whose certificates are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent prior to the Election Deadline may deliver their Union Community shares by properly completing and duly executing a Guarantee of Delivery if:

(1)   the Guarantee of Delivery is made by or through an Eligible Institution (see Instruction 6);

(2)   by the Election Deadline, the Exchange Agent receives a properly completed and duly executed Guarantee of Delivery, substantially in the form provided herein; and

(3)   the certificates for all the Union Community shares covered by the Guarantee of Delivery, in proper form for transfer (or a book entry confirmation), together with a properly completed and duly executed Election Form and Letter of Transmittal and any other documents required by the Election Form and Letter of Transmittal are received by the Exchange Agent within three trading days after the Election Deadline. If the above requirements are not satisfied in a timely manner, the holder will be deemed to make No Election.

16.    Construction.   All Elections will be considered in accordance with the terms and conditions of the Merger Agreement.

All questions with respect to the Election Form and Letter of Transmittal (including, without limitation, questions relating to the timeliness, effectiveness or revocation of any Election) will be resolved by MainSource in its sole discretion, and any such resolution will be final and binding.

With the consent of MainSource, the Exchange Agent may (but is not required to) waive any immaterial defects or variances in the manner in which the Election Form and Letter of Transmittal has been completed and submitted so long as the intent of the holder of Union Community shares submitting the Election Form and Letter of Transmittal is reasonably clear. The Exchange Agent is under no obligation to provide notification of any defects in the deposit and surrender of any certificate(s) formerly representing Union Community shares, nor will the Exchange Agent incur any liability for the failure to do so.

17.    No Fractional Shares.   No fraction of a share of MainSource common stock will be issued upon the surrender for exchange of certificate(s) for Union Community shares. In lieu of fractional shares, an amount of cash determined under a formula set forth in the Merger Agreement will be paid by check.

18.    Assistance and Information. Questions and requests for information or assistance relating to this Election Form and Letter of Transmittal should be directed to the Exchange Agent (telephone 800-   -    ). Additional copies of the Proxy Statement and this Election Form and Letter of Transmittal may be obtained from the Exchange Agent at either of its addresses (or the facsimile number) set forth on the front of this Election Form and Letter of Transmittal or by calling the Exchange Agent at the telephone number set forth in the preceding sentence.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Guidelines For Determining The Proper Identification Number To Give The Payer.—Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

For this type of account:		Give the SOCIAL SECURITY NUMBER of—
1.	An individual’s account	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Husband and wife (joint account)	The actual owner of the account or, if joint funds, either person(1)
4.	Custodian account of a minor(Uniform Gifts to Minors Act)	The minor(2)
5.	Adult and minor (joint account)	The adult or, if the minor is the only contributor, the minor(1)
6.	Account in the name of guardian or committee for a designated ward, minor, or incompetent person	The ward, minor, or incompetent person(3)
7.	a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)
8.	Sole proprietorship account or account of single-member LLC	The owner(4)

For this type of account:		Give the EMPLOYER IDENTIFICATION NUMBER of—
9.	A valid trust, estate, or pension trust	The legal entity (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)(5)
10.	Corporate account, or account of an LLC electing corporate status on Form 8832	The corporation
11.	Religious, charitable, or educational organization account	The organization
12.	Partnership or multi-member LLC account held in the name of the business	The partnership
13.	Association, club, or other tax-exempt organization	The organization
14.	A broker or registered nominee	The broker or nominee
15.	Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)             List first and circle the name of the person whose number you furnish.

(2)             Circle the minor’s name and furnish the minor’s social security number.

(3)             Circle the ward’s, minor’s, or incompetent person’s name and furnish such person’s social security number.

(4)             Show the name of the owner.

(5)             List first and circle the name of the legal trust, estate, or pension trust

Note: If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you don’t have a taxpayer identification number or you don’t know your number, obtain Form SS-5, Application for a Social Security Card, or Form SS-4, Application for Employer Identification Number (for business and all other entities), at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

Payees Exempt From Backup Withholding

Payees specifically exempted from backup withholding on ALL payments include the following:

•        An organization exempt from tax under Section 501(a) of the Internal Revenue Code of 1986, as amended (the “Code”), any IRA, or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

•        The United States or any of its agencies or instrumentalities.

•        A State, the District of Columbia, a possession of the United States, or any of their political instrumentalities.

•        A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

•        An international organization or any agency or instrumentality thereof.

Other payees that may be exempt from backup withholding include:

•        A corporation.

•        A foreign central bank of issue.

•        A dealer in securities or commodities required to register in the U.S., the District of Columbia or a possession of the U.S.

•        A real estate investment trust.

•        An entity registered at all times during the tax year under the Investment Company Act of 1940.

•        A common trust fund operated by a bank under Section 584(a) of the Code.

•        A financial institution.

•        A middleman known in the investment community as a nominee or who is listed in the most recent publication of the American Society of Corporate Securities, Inc. Nominee List.

•        A trust exempt from tax under Section 664 or described in Section 4947(a)(1) of the Code.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

•        Payments to nonresident aliens subject to withholding under Section 1441 of the Code.

•        Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

•        Payments of patronage dividends where the amount received is not paid in money.

•        Payment made by certain foreign organizations.

•        Section 404(k) payments made by an ESOP.

Payments of interest not generally subject to backup withholding include the following:

•        Payments of interest on obligations issued by individuals. NOTE: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.

•        Payments of tax-exempt interest (including exempt-interest dividends under Section 852 of the Code).

•        Payments described in Section 6049(b)(5) of the Code to non-resident aliens.

•        Payments on tax-free covenant bonds under Section 1451 of the Code.

•        Payments made by certain foreign organizations.

•        Payments made to a nominee.

•        Mortgage interest paid to you.

Exempt payees described above should file a Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER. IF YOU ARE A NONRESIDENT ALIEN OR A FOREIGN ENTITY NOT SUBJECT TO BACKUP WITHHOLDING, FILE WITH A PAYER A COMPLETED INTERNAL REVENUE FORM W-8 (CERTIFICATE OF FOREIGN STATUS).

Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under Sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A and 6050N of the Code and the regulations promulgated thereunder.

Privacy Act Notice.—Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes, and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states, and the District of Columbia to carry out their tax laws. Payers must be given the number whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1)   Penalty For Failure To Furnish Taxpayer Identification Number.—If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)   Civil Penalty For False Information With Respect To Withholding.—If you make a false statement with no reasonable basis that results in no imposition of backup withholding, you are subject to a penalty of $500.

(3)   Criminal Penalty For Falsifying Information.—Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE